UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2021

Block, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37622	80-0429876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1455 Market Street, Suite 600

San Francisco, CA 94103

(Address of principal executive offices, including zip code)

(415) 375-3176

(Registrant’s telephone number, including area code)

Square, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0000001 par value per share	SQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Certificate of Incorporation

Effective as of December 10, 2021, Block, Inc. (formerly known as Square, Inc.) (the “Company”) filed a certificate of amendment to its amended and restated certificate of incorporation (the “Amended Certificate of Incorporation”) with the Secretary of State of Delaware changing the name of the corporation from “Square, Inc.” to “Block, Inc.” (the “Name Change”), and to reflect a change to the Company’s registered agent.

Second Amended and Restated Bylaws

Additionally, effective as of December 10, 2021, the Company adopted certain amendments to the Company’s amended and restated bylaws (the “Bylaws” and as amended, the “Second Amended Bylaws”) to reflect the Name Change and include a federal forum selection provision for claims under the Securities Act of 1933, as amended (the “Securities Act”). In particular, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for any cause of action arising under the Securities Act. The Company also updated its existing Delaware forum selection provision to provide that the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for certain corporate law related claims unless it does not have jurisdiction, then another state or federal court in the State of Delaware shall be the forum. The Company’s Bylaws previously provided that the exclusive forum for such corporate law matters would be a state court located in the State of Delaware. In addition, the Company made certain changes primarily to conform to updates in Delaware law.

The descriptions of the Amended Certificate of Incorporation and the Second Amended Bylaws contained in this Current Report on Form 8-K are qualified in their entirety by reference to the complete texts of the Amended Certificate of Incorporation and the Second Amended Bylaws, copies of which are filed as Exhibits 3.1 and 3.2, respectively, hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation.

3.2	Second Amended and Restated Bylaws of Block, Inc.

104	Cover Page Interactive Data File, formatted in inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCK, INC.

Date: December 10, 2021	By:	/s/ Sivan Whiteley
Sivan Whiteley Chief Legal Officer and Corporate Secretary